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                                 Exhibit 10(b)


                              Stockholder Agreement
                           dated as of July 11, 1996,
                          among Washington Federal and
                      certain stockholders of Metropolitan




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                            STOCKHOLDER AGREEMENT

     STOCKHOLDER AGREEMENT, dated as of July 11, 1996, by and between Washington Federal, Inc. (the "Acquiror"), a Washington corporation, and certain shareholders of Metropolitan Bancorp (the "Company"), a Washington corporation, named on Schedule I hereto (collectively the "Stockholders").

                                  WITNESSETH:

     WHEREAS, the Acquiror and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Agreement"), which is being executed simultaneously with the execution of this Stockholder Agreement and provides for, among other things, the merger of the Company with and into the Acquiror (the "Merger"); and

     WHEREAS, in order to induce the Acquiror to enter into the Agreement, each of the Stockholders agrees to, among other things, vote in favor of the Agreement in his or her capacities as stockholders of the Company;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. OWNERSHIP OF COMPANY COMMON STOCK. Each Stockholder represents and warrants that the Stockholder has or shares the right to vote and dispose of the number of shares of common stock of the Company, par value $.01 per share ("Company Common Stock"), as set forth opposite such Stockholder's name on
Schedule I hereto.

     2. AGREEMENTS OF THE STOCKHOLDERS. Each Stockholder covenants and agrees that:

          (a) such Stockholder shall, at any meeting of the Company's stockholders called for the purpose, vote, or cause to be voted, all shares of Company Common Stock in which such stockholder has the right to vote (whether owned as of the date hereof or hereafter acquired) in favor of the Agreement and against any plan or proposal pursuant to which the Company is to be acquired by or merged with, or pursuant to which the Company proposes to sell all or substantially all of its assets and liabilities to, any person entity or group (other than the Acquiror or any subsidiary thereof);

          (b) except as otherwise expressly permitted hereby or by the Mortgage Company Agreement (as defined in the Agreement), such Stockholder shall not, prior to the meeting of the Company's stockholders referred to in
     Section 2(a) hereof or the earlier termination of the Agreement in accordance with its terms, sell, pledge, transfer or otherwise dispose of the Stockholder's shares of Company Common Stock; and



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          (c)  such Stockholder shall not in his capacity as a stockholder of the Company directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than the Acquiror or an affiliate thereof) concerning any merger, sale of substantial assets or liabilities not in the ordinary course of business, sale of shares of capital stock or similar transactions involving the Company or any subsidiary of the Company (provided that nothing in this letter agreement shall be deemed to affect the ability of any Stockholder to fulfill his duties as a director or officer of the Company).

     Each Stockholder further agrees that the Company's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any attempted transfer of shares of Company Common Stock, unless the transfer has been effected in compliance with the terms of this letter agreement.

     3. SUCCESSORS AND ASSIGNS. A Stockholder may sell, pledge, transfer or otherwise dispose of his shares of Company Common Stock, provided that, with respect to any sale, transfer or disposition which would occur on or before the meeting of the Company's stockholders referred to in Section 2(a) hereof, such Stockholder obtains the prior written consent of the Acquiror and that any acquiror of such Company Common Stock agree in writing to be bound by the terms of this Stockholder Agreement.

     4. TERMINATION. The parties agree and intend that this Stockholder Agreement be a valid and binding agreement enforceable against the parties hereto and that damages and other remedies at law for the breach of this Stockholder Agreement are inadequate. This Stockholder Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of the parties hereto and shall be automatically terminated in the event that the Agreement is terminated in accordance with its terms.

     5. NOTICES. Notices may be provided to the Acquiror and the Stockholders in the manner specified in Section 8.4 of the Agreement, with all notices to the Stockholders being provided to them at the Company in the manner specified in such section.

     6. GOVERNING LAW. This Stockholder Agreement shall be governed by the laws of the State of Washington without giving effect to the principles of conflicts of laws thereof.

     7. COUNTERPARTS. This Stockholder Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

     8. HEADINGS AND GENDER. The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Stockholder Agreement. Use of the masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.



                                       2
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     IN WITNESS WHEREOF, the Acquiror, by a duly authorized officer, and each of the Stockholders have caused this Stockholder Agreement to be executed as of the day and year first above written.


                                          WASHINGTON FEDERAL INC.



                                          By:  /S/ Guy C. Pinkerton
                                               --------------------
                                               Name:  Guy C. Pinkerton
                                               Title:  Chairman, President and
                                                        Chief Executive Officer

                                          COMPANY STOCKHOLDERS:



                                          /s/ Allen E. Doan
                                          --------------------------------------
                                          Allen E. Doan



                                          /s/ John F. Clearman
                                          --------------------------------------
                                          John F. Clearman



                                          /s/ David C. Cortelyou
                                          --------------------------------------
                                          David C. Cortelyou



                                          /s/ W. Gordon Dowling
                                          --------------------------------------
                                          W. Gordon Dowling





                                       3

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                                          /s/ John H. Fairchild
                                          --------------------------------------
                                          John H. Fairchild



                                          /s/ Virgil Fassio
                                          --------------------------------------
                                          Virgil Fassio



                                          /s/ H. Dennis Halvorson
                                          --------------------------------------
                                          H. Dennis Halvorson



                                          /s/ Larry O. Hillis
                                          --------------------------------------
                                          Larry O. Hillis



                                          /s/ John J. Knight
                                          --------------------------------------
                                          John J. Knight



                                          /s/ Patrick F. Patrick
                                          --------------------------------------
                                          Patrick F. Patrick



                                          /s/ Michael M. Pete
                                          --------------------------------------
                                          Michael M. Pete



                                       4

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                                 SCHEDULE I


                                        Number of Shares of
                                       Company Common Stock
      Name of Stockholder               Beneficially Owned
- -------------------------------      ------------------------


 Allen E. Doan                                39,320

 John F. Clearman                             10,700

 David C. Cortelyou                            9,700

 W. Gordon Dowling                           110,690

 John H. Fairchild                           362,637

 Virgil Fassio                                21,700

 H. Dennis Halvorson                          14,700

 Larry O. Hillis                              52,926

 John J. Knight                               37,760

 Patrick F. Patrick                          134,725

 Michael M. Pete                              33,000